Investment Strategy - Sequoia ETF	Oct. 09, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

The Fund is an actively managed exchange-traded fund (“ETF”) and, thus, does not seek to replicate the performance of a specified index of securities. Instead, it uses an active investment strategy that seeks to meet its investment objective.

The Fund’s investment objective is long-term growth of capital. In pursuing this objective, the Fund focuses on investing in equity securities that it believes are undervalued at the time of purchase and have the potential for growth. A guiding principle is the consideration of equity securities, such as common stock, as units of ownership of a business and the purchase of them when the price appears low in relation to the value of the total enterprise.

No weight is given to technical stock market studies. The balance sheet and earnings history and prospects of each company are extensively studied to appraise fundamental intrinsic value. The Fund normally invests in equity securities of U.S. and non-U.S. companies. The Fund may invest in securities of issuers with any market capitalization. The Fund may sell the security of an issuer for a variety of reasons, including when the issuer shows deteriorating fundamentals, its earnings progress falls short of the Adviser’s expectations or its valuation appears excessive relative to its expected future earnings.

Ordinarily, the Fund’s portfolio is invested in equity securities of U.S. and non-U.S. companies. The Fund is not required, however, to be fully invested in equity securities and, in fact, usually maintains a portion of its total assets in cash or securities generally considered to be cash equivalents, including, but not limited to, short-term U.S. Government securities.

Depending upon market conditions, cash reserves may be a significant percentage of the Fund’s net assets. The Fund is classified as non-diversified.